THE RBB FUND, INC.

PERIMETER SMALL CAP GROWTH FUND

Investor Class Shares

I Class Shares

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated August 31, 2012

to the Investor Class Shares and I Class Shares Prospectuses

dated December 31, 2011

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Effective July 1, 2012 Patrick W. Kirksey and Brian M. Crawford join Mark D. Garfinkel as portfolio managers for the Perimeter Small Cap Growth Fund (the “Fund”). Jim N. Behre no longer serves as a co-portfolio manager for the Fund  but continues in his role as Director of Research for the investment team.  As a result of the above-mentioned portfolio management change, the information under the section entitled “Management of the Fund — Portfolio Managers” on page 8, of each of the Investor Class Shares Prospectus and I Class Shares Prospectus is deleted and replaced with the following:

Portfolio Managers

Mark D. Garfinkel, CFA, Chief Investment Officer and Portfolio Manager of the Fund since inception

Patrick W. Kirksey, CFA, Portfolio Manager of the Fund since July, 2012

Brian M. Crawford, CFA, Portfolio Manager of the Funds since July, 2012

In addition, under the section entitled “MORE INFORMATION ABOUT MANAGEMENT OF THE FUND - Portfolio Management” on page 14 of the Investor Class Shares Prospectus and page 15 of the I Class Shares Prospectus the information on the portfolio managers of the Fund is deleted and replaced with the following:

The Fund is managed by a team of investment professionals including Mark D. Garfinkel, Chartered Financial Analyst (“CFA”), Patrick W. Kirksey, CFA and Brian M. Crawford, CFA, who are primarily responsible for making investment decisions for the Fund.

Mark D. Garfinkel, CFA is a founding partner of the Adviser and a member of its management committee. As the Adviser’s small-cap growth Portfolio Manager and Chief Investment Officer, he has over 24 years of investment management experience. Prior to the formation of the Adviser in 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management, Inc.’s small cap growth discipline, which he and lead analyst, Jim Behre, co-designed in 1998. Mr. Garfinkel is a member of the Atlanta Society of Financial Analysts, received his CFA designation in 1993 and earned his B.A. (1986) and M.B.A. (1987) from Vanderbilt University.

Patrick W. Kirksey, CFA is a founding partner of the Adviser and initially served as the senior research analyst on the firm’s Small Cap Growth investment team.  Today, Patrick serves as a portfolio manager on Perimeter’s Small Cap Growth and Extended Small Cap Growth strategies.  His prior investment experience dates back to 1995, where he worked at Trusco Capital Management as a research analyst focusing on the Energy, Technology and Consumer Staples sectors for the firm’s large cap core growth discipline.  In 2004 Patrick became a research analyst on Trusco’s small cap growth investment team, which was led by future Perimeter founders, Mark Garfinkel, CFA and Jim Behre.  Patrick earned a B.S.B.A. from the University of Nebraska (1991) and an M.B.A. in Finance from Georgia State University (1993).  Patrick received his Chartered Financial Analyst (CFA) designation in 2009.

Brian M. Crawford, CFA joined the Adviser in 2008.  Brian is a partner and serves as a portfolio manager on Perimeter’s Small Cap Growth and Extended Small Cap Growth strategies.  Brian offers investment experience ranging from small cap growth company research for William Blair & Company to private equity due diligence while a partner at Adams Street Partners.  Brian began his investment career in 1992 with the Private Placement Group of Prudential Insurance as a member of the PACE Program.  He received his Chartered Financial Analyst (CFA) designation in 1995 and earned his B.S. (1992) from Georgia Institute of Technology and his M.B.A. (1997) from Harvard University.

Please retain this Supplement for future reference.

PERIMETER SMALL CAP GROWTH FUND

Investor Class Shares

I Class Shares

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated August 31, 2012

to the Statement of Additional Information dated December 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

A.                         Jim N. Behre no longer serves as portfolio manager for the Perimeter Small Cap Growth Fund (the “Fund”).  The information regarding Mr. Behre in the table on page 24 of the SAI under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES — PORTFOLIO MANAGERS — Other Accounts” and on page 23 of the SAI under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES — THE PORTFOLIO MANAGERS —Fund Shares Owned by Portfolio Managers” is deleted.

B.                         Patrick W. Kirksey and Brian M. Crawford join Mark D. Garfinkel as co-portfolio managers for the Fund.  The information on page 24 of the SAI under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES — PORTFOLIO MANAGERS — Other Accounts”, is deleted and replaced with the following:

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2011 with respect to Mr. Garfinkel and as of June 30, 2012 with respect to Messrs. Kirksey and Crawford.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance ($mm)
1.MarkD.Garfinkel	Other Registered Investment Companies:	3	$241.7	0	$0
	Other Pooled Investment Vehicles:	N/A	N/A	0	N/A
	Other Accounts:	35	$979.7	3	$25.5

2. Patrick W. Kirksey	Other Registered Investment Companies:	3	$199.73	0	0
	Other Pooled Investment Vehicles:	2	$137.96	0	0
	Other Accounts:	21	$827.30	3	$38.97

3. Brian M. Crawford	Other Registered Investment Companies:	3	$199.73	0	0
	Other Pooled Investment Vehicles:	2	$137.96	0	0
	Other Accounts:	22	$1,000.30	3	$38.97

C.                        Effective immediately, the information regarding the dollar range of shares beneficially owned by the Portfolio Managers of the Fund under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES — THE PORTFOLIO MANAGERS —Fund Shares Owned by Portfolio Managers” on page 23 of the SAI is deleted in its entirety and replaced with the following information, which sets forth the dollar range of  equity securities beneficially owned by Mr. Garfinkel as of August 31, 2011 and  beneficially owned by Messrs. Kirksey and Crawford as of June 30, 2012.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned

Mark D. Garfinkel	$10,001-$50,000
Patrick W. Kirksey	$0
Brian M. Crawford	$10,001-$50,000

Please retain this supplement for future reference.